    As filed with the Securities and Exchange Commission on December
, 1996        Registration No. 333-


                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                     ___________


                                       FORM S-8
                               REGISTRATION STATEMENT
                                      UNDER THE
                                SECURITIES ACT OF 1933
                                     ___________


                              NPS PHARMACEUTICALS, INC.
                (Exact name of Registrant as specified in its charter)

                                     ___________

DELAWARE                                                           87-0439579
(State or other jurisdiction of             (IRS Employer Identification No.)
incorporation or organization)
                                     ___________

                                   420 CHIPETA WAY
                           SALT LAKE CITY, UTAH 84108-1256
                                    (801) 583-4939
            (Address and telephone number of principal executive offices)
                                     ___________

                              1994 EQUITY INCENTIVE PLAN
                   1994 NON-EMPLOYEES DIRECTORS' STOCK OPTION PLAN
                          1994 EMPLOYEE STOCK PURCHASE PLAN
                               (Full title of the plan)

                                JAMES U. JENSEN, ESQ.
               VICE PRESIDENT, CORPORATE DEVELOPMENT AND LEGAL AFFAIRS
                               NPS PHARMACEUTICAL, INC.
                                   420 CHIPETA WAY
                           SALT LAKE CITY, UTAH  84108-1256
                                    (801) 583-4939
             (Name, address, including zip code, and telephone number,
                      including area code, of agent for service)

                                     ___________

                                      Copies to:
                               Nicholas E. Hales, Esq.
                               Woodbury & Kesler, P.C.
                           265 East First South, Suite 300
                             Salt Lake City, Utah  84111
                                    (801) 364-1100
                                      __________

                                                  Total Number of Pages:   __
                                                    Exhibit Index at Page: __

                           CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------
                                             PROPOSED            PROPOSED
TITLE OF SECURITIES    AMOUNT TO BE          MAXIMUM              MAXIMUM              AMOUNT OF
 TO BE REGISTERED       REGISTERED      OFFERING PRICE PER   AGGREGATE OFFERING    REGISTRATION FEE
                                             SHARE (1)            PRICE (1)
----------------------------------------------------------------------------------------------------
Common Stock, Par
Value $ .001 Per
Share                    900,000              10.25             9,225,000              $3,181.03
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h)(l), based upon the average of the high and low prices of the Registrant's Common
    Stock on December 5, 1996 as reported on the NASDAQ National
    Market System.
----------------------------------------------------------------------------------------------------

                          REGISTRATION OF ADDITIONAL SHARES

    This Registration Statement filed by NPS Pharmaceuticals, Inc. (the "Company") with the Securities and Exchange Commission is filed for the purpose of registering additional shares of the Company's Common Stock issuable under the Company's 1994 Equity Incentive Plan, the 1994 Non-Employee Directors' Stock Option Plan and the 1994 Employee Stock Purchase Plan, for which Registration Statements of the Registrant on Form S-8 relating to the .same employee benefit plans, are currently effective.

                   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    In accordance with General Instruction E to Form S-8, the contents of the Company's Registration Statements filed with the Securities Exchange Commission, on Form S-8, Commission File No. 33-79622 and File No. 333-512, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.


                                     1.

                                       EXHIBITS

EXHIBIT
NUMBER

5.1                Opinion of Woodbury & Kesler, P.C.

23.2               Consent of KPMG Peat Marwick LLP.

23.3               Consent of Woodbury & Kesler, P.C. is contained in Exhibit
                   5.1 to this Registration Statement.

24.1               Power of Attorney is contained on the signature pages.

99.2               Form of 1994 Non-Employee Directors' Stock Option Plan as
                   Amended 1996.

99.3               Form of 1994 Equity Incentive Plan as Amended 1996.

99.4               Form of 1994 Employee Stock Purchase Plan as Amended 1996.


                                     2.

                                SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake, County of Salt Lake, State of Utah, on the 5th day of December, 1996.

                                  NPS PHARMACEUTICALS, INC.


                                  By:    /s/
                                     --------------------------------------
                                      Hunter Jackson, Ph.D.
                                      PRESIDENT, CHIEF EXECUTIVE OFFICER AND
                                      CHAIRMAN OF THE BOARD



                              POWER OF ATTORNEY

    Each person whose signature appears below constitutes and appoints Hunter Jackson, Ph.D., and James U. Jensen, J.D. his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

     SIGNATURE                           TITLE                           DATE

       /s/
-------------------------   President, Chief Executive Officer     December 5, 1996
  Hunter Jackson, Ph.D.        and Chairman of the Board
                             (PRINCIPAL EXECUTIVE OFFICER)

       /s/
-------------------------     Vice President, Finance, Chief       December 5, 1996
    Robert K. Merrell         Financial Officer and Treasurer
                                 (PRINCIPAL FINANCIAL AND
                                    ACCOUNTING OFFICER)

       /s/
-------------------------        Vice President, Corporate         December 5, 1996
    James U. Jensen            Development and Legal Affairs,
                                  Secretary and Director


                                     3.

     SIGNATURE                           TITLE                           DATE


       /s/
-------------------------         Director                         December 5, 1996
  Santo J. Costa

       /s/
-------------------------         Director                         December 5, 1996
  James G. Groninger

       /s/
-------------------------         Director                         December 5, 1996
  Donald E. Kuhla, Ph.D.

       /s/
-------------------------         Director                         December 5, 1996
  Thomas N. Parks, Ph.D.

       /s/
-------------------------         Director                         December 5, 1996
Timothy J. Rink, M.D., Sc.D.



                                        4.

                                    EXHIBITS INDEX

EXHIBIT
NUMBER                            DESCRIPTION                        SEQUENTIAL PAGE NUMBER
5.1         Opinion of Woodbury & Kesler, P.C.

23.2        Consent of KPMG Peat Marwick LLP.

23.3        Consent of Woodbury & Kesler, P.C. is contained in
            Exhibit 5.1 to this Registration Statement.

24.1        Power of Attorney is contained on the signature pages.

99.2 Form of 1994 Non-Employee Directors' Stock Option Plan as Amended 1996

99.3        Form of 1994 Equity Incentive Plan as Amended 1996

99.4        Form of 1994 Employee Stock Purchase Plan as Amended
            1996.
